SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 19, 1995

                               Memry Corporation
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                0-14068                    06-1084424
     ----------------------------------------------------------------------
        (State or other          (Commission                (IRS Employer
        jurisdiction of          File Number)             Identification No.)
         incorporation)


                57 Commerce Drive, Brookfield, Connecticut 06804
          ------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (203) 740-7311




         ------------------------------------------------------------
         (Former name or former address, if changed since last report)






                                                                   Exhibit Index
                                                                       at Page 5

Item 4.  Changes in Registrant's Certifying Accountant.

     On June 19, 1995, Ernst & Young LLP ("E&Y") resigned as independent auditors of Memry Corporation, a Delaware corporation (the "Registrant"). Because E&Y resigned, rather than having been dismissed by the Registrant, neither the Registrant's Board of Directors nor the Registrant made a decision to change accounting firms. The Registrant does not have a separate audit committee of the Board of Directors.

     E&Y's reports on the Registrant's financial statements for each of the past two fiscal years were modified with respect to the existence of substantial doubt about the ability of the Registrant to continue as a going concern. Except as provided in the immediately preceding sentence, said reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with E&Y's audits of the Registrant's financial statements for each of the two most recent fiscal years ended June 30, 1993 and June 30, 1994, respectively, and through the date of the subsequent interim periods ending June 19, 1995 (the date of E&Y's resignation as the Registrant's independent auditors), E&Y and the Registrant have not had any disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which disagreements, if not resolved to E&Y's satisfaction, would have caused E&Y to make a reference to the subject matter of the disagreements in E&Y's report. E&Y has not performed any procedures with respect to interim periods after the most recent fiscal year end.

     The Registrant has requested that E&Y furnish the Registrant with a letter addressed to the Commission stating whether E&Y agrees or disagrees with the above statements. A copy of this letter, dated June 23, 1995, is attached hereto as Exhibit 16.

Item 7.  Financial Statements and Exhibits.

Exhibit 16 Letter from Ernst & Young LLP, the Registrants's former independent auditors, regarding concurrence or disagreement with the statements made by the Registrant in this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  MEMRY CORPORATION



Date: June 23, 1995                           By:    /s/ JAMES G. BINCH
                                                  -----------------------------
                                                       James G. Binch
                                                       President

                                 EXHIBIT INDEX



                                                                 Sequential
Exhibit No.               Description of Document               Page Number
- - -----------               -----------------------               -----------
   16                Letter from Ernst & Young LLP, the             6
                     Registrants's former independent
                     accountants and auditors, regarding
                     concurrence or disagreement with the
                     statements made by the Registrant
                     in this Form 8-K.

                               ERNST & YOUNG LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                             Phone: (617) 266-2000






                                                                June 23, 1995


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

     We have read Item 4 of Form 8-K dated June 23, 1995, of Memry Corporation and are in agreement with the statements contained therein, except that we have no basis to agree or disagree with statements of the registrant contained in the second and third sentences of the first paragraph therein.




                                              /s/ ERNST & YOUNG LLP
                                          -----------------------------
                                                  Ernst & Young LLP